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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 4, 2004


                     Merrill Lynch Mortgage Investors, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                   333-112231              33-3416059
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   (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)

4 World Financial Center
New York, New York                                                10281
  -------------------------------                               ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE                               (ZIP CODE)
             OFFICES)

Registrant's telephone number, including area code, is (212) 449-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.
           -------------

         On or about August 30, 2004, the Registrant will cause the issuance and sale of MLMI Series 2004-A3 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2004, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.

         In connection with the sale of the Certificates, the Registrant has been advised by Merrill Lynch Mortgage Investors, Inc. ("Merrill Lynch"), that Merrill Lynch has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "MBS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-112231 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by Merrill Lynch. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by Merrill Lynch at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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Item 9.01. Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

          (b)     PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
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                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.        EXHIBIT NO.                      DESCRIPTION
      -----------        -----------                      -----------
           1                 99            Computational
                                           Materials--Computational Materials
                                           (as defined in Item 5) that have been
                                           provided by the Underwriter to
                                           certain prospective purchasers of
                                           Mortgage Pass-Through Certificates,
                                           MLMI Series 2004-A3 (filed in paper
                                           pursuant to the automatic SEC
                                           exemption pursuant to Release
                                           33-7427, August 7, 1997)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By:      /s/ Andrew Beal
                                              ------------------------------
                                         Name:    Andrew Beal
                                         Title:   Managing Director


Dated: August 30, 2004


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EXHIBIT INDEX


                        ITEM 601(a) OF        SEQUENTIALLY
                        REGULATION S-K          NUMBERED
 EXHIBIT NUMBER          EXHIBIT NO.           DESCRIPTION           PAGE
 --------------          -----------           -----------           ----
        1                     99             Computational       Filed Manually
                                             Materials